Exhibit 99.1

Forian Inc.
Announces $24 Million Private Placement of 3.5% Convertible Notes due 2025,
Appoints New Chief Financial Officer

Newtown, PA / September 1, 2021 / Forian Inc. (NASDAQ: FORA), a provider of technology, analytics and data science driven solutions for the healthcare and cannabis industries, today announced the following:

Convertible Notes Offering

The Company has entered into a convertible note purchase agreement (the “Note Purchase Agreement”) with a select group of institutional and accredited investors pursuant to which the Company will issue  $24,000,000 aggregate principal amount at 100% of par value of its 3.5% convertible notes due 2025 (the “Notes”). The Notes are convertible into (i) shares of the Company’s common stock at a conversion price of $11.98, the consolidated closing bid price of the Company’s common stock as reported by the Nasdaq Stock Market LLC on Tuesday, August 31, 2021, the last trading day preceding the Company’s execution of the Note Purchase Agreement (the “Conversion Price”) and (ii) warrants to purchase the number of shares of the Company’s common stock equal to (a) twenty percent (20%) of the converted principal amount, divided by (y) the Conversion Price, which warrants will have an exercise price equal to the Conversion Price and will terminate at the maturity date (the “Warrants”). Interest will be added to the principal amount of the Notes and paid in kind upon conversion or in cash upon redemption at or prior to the September 1, 2025 maturity date.

Investors may, at any time, convert all or a portion of the Notes (subject to a minimum principal amount of $100,000) at the Conversion Price. The Company may redeem all or a portion of any Notes then outstanding at any time after the first anniversary of issuance at a price of 112.5% of par value plus accrued interest. In the event of a change of control of the Company, the Company may redeem all Notes then outstanding at a price of 108% of par value plus accrued interest.

Investors include both unaffiliated investors as well as a director of the Company. Martin J. Wygod, a director of the Company, purchased $6,00,000 principal amount of Notes. Unaffiliated investors purchased the remaining $18,000,000 principal amount of Notes. An independent Special Committee of Forian’s Board of Directors was established to review and negotiate the transaction on behalf of the Company. Two institutional investors led the negotiations for the unaffiliated investors.

The Company expects to use the proceeds of the financing, together with other available funds, for data acquisition, working capital and general corporate purposes, including potential acquisition or investment in technologies, intellectual property or businesses that complement the Company’s business.

The securities sold in the financing have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state or other applicable jurisdiction’s securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state or other jurisdictions’ securities laws. The Company has agreed to use its reasonable commercial efforts once eligible to file a registration statement on Form S-3 with the United States Securities and Exchange Commission (“SEC”) registering the resale of the Notes sold in the financing and the shares of the Company’s common stock issuable upon conversion of the Notes or exercise of the Warrants; provided, however, the Company has no obligation to file or maintain the effectiveness of a registration statement if at the time such securities may be sold pursuant to Rule 144 without being subject to any volume limit or manner of sale limitations.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Appointment of Michael Vesey as Chief Financial Officer

Michael Vesey has been appointed Chief Financial Officer effective September 2, 2021. Vesey will succeed Clifford Farren, who will remain with Forian in an advisory capacity through the end of the year to ensure an orderly transition.

Vesey was most recently the Chief Financial Officer of Wayside Technology Group, Inc. (Nasdaq: WSTG), a provider of cyber security, software and technology solutions. During his five-year tenure with Wayside, Vesey led multiple acquisitions that facilitated the organization’s shift to cloud marketplace, resulting in a significant increase in average share price over a two-year period. Prior to Wayside, Vesey spent nine years at Majesco Entertainment Company growing from the company’s Chief Accounting Officer to Chief Financial Officer. Vesey received his BBA in Public Accounting from Pace University and his master’s degree in Finance from Penn State University.

“Michael brings a successful history of driving results and positioning emerging companies for growth, and we are happy to welcome him to our team,” said Max Wygod, Executive Chairman of Forian. Max continued, “As I mentioned on our last earnings call, I believe it is an exciting time at Forian with our new products expected to be released in market and meaningful growing backlog and pipeline giving us a solid opportunity for future substantial revenue growth.”

“On behalf of our entire team at Forian, I share with Cliff our gratitude for his efforts during his tenure as our Chief Financial Officer,” said Dan Barton, Forian’s Chief Executive Officer. “Over the past year, Cliff supported our combination with Helix Technologies and listing on Nasdaq. We wish Cliff all the best in the chapters ahead as he focuses on his health and future endeavors.”

About Forian
Forian provides a unique suite of SaaS solutions, data management capabilities and proprietary data and analytics to optimize and measure operational, clinical and financial performance for customers within the traditional and emerging life sciences, healthcare payer and provider segments, as well as cannabis dispensaries, manufacturers, cultivators and regulators. For more information, please visit the Company’s website at www.forian.com.

Cautionary Statements Regarding Forward-Looking Statements
This release contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions and variations or negatives of these words. Forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond the control of Forian, and are not guarantees of future results, such as statements about the anticipated benefits of the business combination transaction involving Forian, Medical Outcomes Research Analytics, LLC and Helix Technologies, Inc., future financial and operating results, company strategy and intended product offerings and market positioning. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Factors that could cause actual results to differ include, but are not limited to, those risks and uncertainties associated with: the impact of the COVID-19 pandemic on Forian’s business, operations, strategy and goals; Forian’s ability to execute on its strategy; the timing of the introduction of new product offerings; and the additional risks and uncertainties set forth more fully under the caption “Risk Factors” in Forian's Annual Report on Form 10-K for the year ended December 31, 2020, as filed with the SEC on March 31, 2021, and elsewhere in Forian’s filings and reports with the SEC. Forward-looking statements contained in this announcement are made as of the date hereof, and Forian undertakes no duty to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable law.

Media and Investor Contact:
908-824-3410
forian.com/investors
ir@forian.com

Source: Forian Inc.